Exhibit 99.3

EXECUTION COPY

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this “Agreement”), is made and dated as of September 30, 2003, by and between LIBERTY MEDIA CORPORATION, a Delaware corporation (“Liberty”), and ON COMMAND CORPORATION, a Delaware corporation (“Borrower”), in favor of the Senior Creditors (as defined below).

RECITALS

A.                                   Borrower has entered into the Amended and Restated Credit Agreement, dated as of April 17, 2003, by and among Borrower, the lenders party thereto, Toronto Dominion (Texas), Inc. and Fleet National Bank, as the documentation agents, Bank of America, N.A., as the syndication agent, and The Bank of New York, as the issuing bank and the administrative agent, as amended by Amendment No. 1, dated as of June 27, 2003 (as the same may be amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.                                     It is a condition precedent to the effectiveness of the Credit Agreement that Borrower receive $40,000,000 representing the proceeds of a loan from Liberty or a Subsidiary of Liberty, and that such loan be subordinated to Borrower’s obligations under the Credit Agreement as set forth in this Agreement.

NOW, THEREFORE, in consideration of the Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

SECTION 1.                                Definitions.  Capitalized terms used but not defined herein have the meanings given to them in the Credit Agreement.  As used in this Agreement, the following terms shall have the meanings specified below:

“Agent” means, at any time, the “Administrative Agent” under the Credit Agreement at such time.

“Credit Agreement” has the meaning set forth in Recital A hereto.

“Insolvency Event” means any event with respect to Borrower described in clause (g) or (h) of Article VII of the Credit Agreement.

“Issuing Bank” means, at any time, the “Issuing Bank” under and as defined in the Credit Agreement at such time.

“Senior Creditors” means, at any time, the Senior Lenders, the Issuing Bank and the Agent at such time.

“Senior Default” means a “Default” or an “Event of Default” under and as defined in the Credit Agreement.

“Senior Indebtedness” means the “Obligations” under and as defined in the Credit Agreement.

“Senior Lenders” means, at any time, the “Lenders” under and as defined in the Credit Agreement at such time.

“Subordinated Creditor” means Liberty, or if any Subordinated Debt is transferred in accordance with Section 7(b) hereof, with respect to such transferred Subordinated Debt, the Subsidiary of Liberty to which such Subordinated Debt is transferred.

“Subordinated Debt” means all obligations of Borrower now or hereafter owed to Subordinated Creditor under the Subordinated Notes whether for: (i) principal; (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in Section 3(a) hereof, whether or not allowed as a claim in such proceeding); (iii) premiums, if any; (iv) fees (including, without limitation, attorneys’ fees and disbursements); (v) expenses; or (vi) otherwise.

“Subordinated Notes” means (i) the Promissory Note, dated as of September 30, 2003, in the principal amount of $40,000,000 by Borrower in favor of Liberty, (ii) any promissory notes issued to pay interest on Subordinated Notes in accordance with Section 2(c)(i) hereof, and (iii) any promissory notes issued to replace Subordinated Notes in accordance with Section 2(c)(iv) hereof, in each case as the same may be amended, supplemented or otherwise modified from time to time.

SECTION 2.                                Agreement to Subordinate.

(a)                                  Subordinated Creditor and Borrower each agree that the Subordinated Debt is and shall be subject, subordinate and rendered junior, to the extent and in the manner hereinafter set forth, in right of payment, to the prior indefeasible payment in full of all Senior Indebtedness now existing or hereafter arising whether for: (i) principal; (ii) interest (including, without limitation, interest accruing after the filing of a petition initiating any proceeding referred to in Section 3(a) hereof, whether or not allowed as a claim in such proceeding); (iii) premiums, if any; (iv) fees (including, without limitation, attorneys’ fees and disbursements); (v) expenses; or (vi) otherwise.  For the purposes of this Agreement, the Senior Indebtedness shall not be deemed to have been indefeasibly paid in full until the Senior Creditors shall have received full payment of the Senior Indebtedness in cash, which payment shall have been retained by the Senior Creditors for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors’ rights laws.  Borrower and Subordinated Creditor each waives notice of acceptance of this Agreement by the Senior Creditors, and Subordinated Creditor waives notice of and consents to the making, amount and terms of the Senior Indebtedness which may exist or be created from time to time and any renewal, extension, amendment or modification thereof and any other action which the

Senior Creditors may take or omit to take with respect thereto.  This Section 2 shall constitute a continuing offer to the Senior Creditors and its provisions are made for the benefit of the Senior Creditors.

(b)                                 In the event that Borrower shall make, or Subordinated Creditor shall receive, any payment on Subordinated Debt in contravention of this Agreement, then and in any such event such payment shall be deemed to be the property of, segregated, received and held in trust, and shall be immediately paid over and delivered to Agent, for the benefit of the Senior Creditors.

(c)                                  Borrower shall not make, and Subordinated Creditor shall not receive or accept, any payment (whether in cash, property or securities) in respect of Subordinated Debt unless and until the Senior Indebtedness has been indefeasibly paid in full; provided that Borrower may make and Subordinated Creditor may receive and accept: (i) payment of interest in the form of a Subordinated Note with the same terms (other than principal amount) as the Subordinated Note on which interest is being paid, (ii) capitalization of interest as principal under a Subordinated Note; (iii) payment of principal or accrued interest in the form of Borrower’s Capital Stock or the conversion of a Subordinated Note into the Borrower’s Capital Stock; and (iv) replacement of a Subordinated Note by a new Subordinated Note to evidence a change permitted herein to the terms of the Subordinated Note being replaced.

SECTION 3.                                In Furtherance of Subordination.

(a)                                  Upon the occurrence and during the continuation of any Insolvency Event, then and in any such event the Senior Creditors shall receive indefeasible payment in full of all amounts due or to become due (whether or not a Senior Default has occurred or the Senior Indebtedness has been declared due and payable prior to the date on which they would otherwise have become due and payable) on or in respect of all Senior Indebtedness (including post-petition debt) before Subordinated Creditor shall be entitled to receive any payment on account of principal of (or premium, if any) or interest on or other amounts payable in respect of the Subordinated Debt, and to that end, any payment or distribution of any kind or character, whether in cash, property or securities, which may be payable or deliverable in respect of the Subordinated Debt, in connection with any Insolvency Event, shall be paid or delivered directly to Agent for the benefit of the Senior Creditors until the Senior Indebtedness shall have been indefeasibly paid in full.

(b)                                 Upon the occurrence and during the continuation of any Insolvency Event:

(i)                                     The Required Lenders or Agent are each hereby irrevocably authorized and empowered (in their own names or in the name of Subordinated Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in subsection (a) above and give acquittance therefor and to file claims and proofs of claim and take such other action (including, without limitation, voting the Subordinated Debt or enforcing any security interest or other lien securing payment of the Subordinated Debt) as the Required Lenders or Agent may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Creditors hereunder or otherwise in respect of the Senior Indebtedness, and the

Subordinated Creditor hereby irrevocably appoints Agent as its attorney-in-fact for purposes of exercising the rights and authority granted to the Required Lenders or Agent under this clause (i); provided that if the Required Lenders or Agent take such action, all proceeds shall first be applied to the payment of costs and expenses of the Senior Creditors under this Agreement, then to the pro rata indefeasible payment in full of the Senior Indebtedness, and any surplus proceeds remaining thereafter shall be paid over to whomsoever may be lawfully entitled thereto; and

(ii)                                  Subordinated Creditor shall duly and promptly take such action as the Required Lenders or Agent may request (A) to collect the Subordinated Debt for account of the Senior Creditors and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to the Senior Creditors or Agent such powers of attorney, assignments, or other instruments as the Required Lenders or Agent may request in order to enable them to enforce any and all claims with respect to, and any security interests and other liens securing payment of, the Subordinated Debt and (C) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Debt.

(c)                                  All payments or distributions upon or with respect to the Subordinated Debt which are received by Subordinated Creditor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Senior Creditors, shall be segregated from other funds and property held by Subordinated Creditor and shall be forthwith paid over, in the same form as so received (with any necessary endorsement), to Agent for the benefit of the Senior Creditors.

(d)                                 The Required Lenders or Agent are each hereby authorized to demand specific performance of this Agreement, whether or not Borrower shall have complied with any of the provisions hereof applicable to it, at any time when Subordinated Creditor shall have failed to comply with any of the provisions of this Agreement applicable to it.  Subordinated Creditor hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

SECTION 4.                                No Enforcement or Commencement of Any Proceedings.  Subordinated Creditor agrees that, until all of the Senior Indebtedness shall have been indefeasibly paid in full, it will not accelerate the maturity of the Subordinated Debt or take any action or commence any proceeding to enforce or collect the same, or commence, or join with any creditor other than the Senior Creditors in commencing, any proceeding in contemplation of, or in connection with, any Insolvency Event.

SECTION 5.                                Rights of Subrogation.  Subordinated Creditor agrees that no payment or distribution to the Senior Creditors or Agent pursuant to the provisions of this Agreement shall entitle Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Senior Indebtedness shall have been indefeasibly paid in full.  Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action or failure to act by the Senior Creditors or Agent which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of Subordinated Creditor.

SECTION 6.                                Subordination Legend; Further Assurances.  Subordinated Creditor and Borrower will cause the Subordinated Notes to include the following legend:

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATED TO THE PRIOR INDEFEASIBLE PAYMENT IN FULL OF THE SENIOR INDEBTEDNESS (AS DEFINED IN THE SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE SUBORDINATION AGREEMENT, DATED AS OF SEPTEMBER 30, 2003, BY AND BETWEEN ON COMMAND CORPORATION AND SUBORDINATED CREDITOR (AS DEFINED IN SUCH SUBORDINATION AGREEMENT) IN FAVOR OF THE SENIOR CREDITORS (AS DEFINED IN SUCH SUBORDINATION AGREEMENT), THE PROVISIONS OF WHICH ARE INCORPORATED HEREIN AND BY THIS REFERENCE MADE A PART HEREOF.

Subordinated Creditor and Borrower each will further mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Agreement.  Subordinated Creditor and Borrower each will at its expense and at any time and from time to time promptly execute and deliver all further instruments and documents and take all further action that the Required Lenders or Agent may reasonably request in order to protect any right or interest granted or purported to be granted hereby or to enable the Senior Creditors to exercise and enforce its rights and remedies hereunder.

SECTION 7.                                No Change in or Disposition of Subordinated Debt.  Until the Senior Indebtedness has been indefeasibly paid in full, Subordinated Creditor will not:

(a)                                  Cancel or otherwise discharge any of the Subordinated Debt (except upon payment in full thereof in accordance with the terms of this Agreement);

(b)                                 Sell, assign, transfer, endorse, pledge, encumber or otherwise dispose of any of the Subordinated Debt (other than to a Subsidiary of Liberty that assumes the obligations of Subordinated Creditor hereunder with respect to the transferred Subordinated Debt);

(c)                                  Permit the terms of any of the Subordinated Debt or the Subordinated Notes to be amended, supplemented or otherwise modified, other than changes to allow payments permitted by Section 2(c)(i), (ii) or (iii) hereof, without the prior written consent of Agent; or

(d)                                 Take, or permit to be taken, any action to assert, collect or enforce the Subordinated Debt or the Subordinated Notes or any part thereof.

SECTION 8.                                Obligations Hereunder Not Affected.  All rights and interests of the Senior Creditors hereunder, and all agreements and obligations of Subordinated Creditor and Borrower hereunder, shall remain in full force and effect irrespective of:

(a)                                  Any lack of validity or enforceability of the Credit Agreement or any agreement, instrument or other document executed or delivered in connection therewith;

(b)                                 Any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Indebtedness, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any agreement, instrument or other document executed or delivered in connection therewith;

(c)                                  Any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Senior Indebtedness;

(d)                                 Any failure of the Senior Creditors to assert any claim or to enforce any right or remedy under the provisions of this Agreement, the Credit Agreement or any agreement, instrument or other document executed or delivered in connection therewith;

(e)                                  Any reduction, limitation, impairment or termination of any Senior Indebtedness for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and Borrower hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Indebtedness; and

(f)                                    Any other circumstance which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Senior Indebtedness or Subordinated Creditor in respect of this Agreement.  This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Indebtedness is rescinded or must otherwise be returned by any of the Senior Creditors upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

Subordinated Creditor acknowledges and agrees that the Senior Creditors may, without notice or demand and without affecting or impairing Subordinated Creditor’s obligations hereunder, from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise amend, supplement or modify the terms of the Senior Indebtedness or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Indebtedness and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof; (iv) release and substitute one or more endorsers, warrantors, borrower or other obligor; and (v) exercise or refrain from exercising any rights against Borrower or any other Person.

SECTION 9.                                Representations and Warranties.  Subordinated Creditor and Borrower each hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

SECTION 10.                          Amendments; Waivers.  No amendment or waiver of any provision of this Agreement nor consent to any departure by Subordinated Creditor or Borrower herefrom, shall in any event be effective unless in a writing executed by Borrower, Subordinated Creditor and Agent, and then such waiver, amendment or consent shall be effective only in the specific instance and for the specific purpose for which given.  Any waiver, forbearance, failure or delay by the Senior Creditors in exercising, or the exercise or beginning of exercise by the Senior Creditors of, any right, power or remedy, simultaneous or later shall not preclude the further, simultaneous or later exercise thereof, and every right, power or remedy of the Senior Creditors shall continue in full force and effect until such right, power or remedy is specifically waived in writing.

SECTION 11.                          Expenses.  Borrower shall pay, upon demand, to the Senior Creditors, as applicable, any and all costs and expenses, including, without limitation, attorneys’ fees and disbursements, which the Senior Creditors may incur in connection with the exercise or enforcement of any of the rights or interests of the Senior Creditors hereunder; provided that, upon the occurrence and continuation of a breach of this Agreement by Subordinated Creditor or in the event Subordinated Creditor shall contest the enforceability or validity of this Agreement or its obligations hereunder, Subordinated Creditor and Borrower jointly and severally shall pay such costs and expenses..

SECTION 12.                          Addresses for Notices.  All notices and other communications provided for hereunder shall be in writing, and if to Borrower or Subordinated Creditor, provided in accordance with the Subordinated Notes, and if to the Senior Creditors, provided to Agent in accordance with the Credit Agreement.

SECTION 13.                          Entire Agreement; Severability.  This Agreement contains the entire subordination agreement between the parties.  If any of the provisions of this Agreement shall be held invalid or unenforceable, this Agreement shall be construed as if not containing those provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

SECTION 14.                          Cumulative Rights.  The rights, powers and remedies of the Senior Creditors under this Agreement shall be in addition to all rights, powers and remedies given to the Senior Creditors by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently.  The parties hereto expressly acknowledge and agree that the Senior Creditors are relying on the execution and delivery of this Agreement, and the Senior Creditors are intended third party beneficiaries hereof.

SECTION 15.                          Continuing Agreement; Transfer of Notes. This Agreement is a continuing agreement of subordination and shall not be affected or impaired by any other financial arrangements made between Borrower and any Senior Creditor. This Agreement shall (a) remain in full force and effect until the Senior Indebtedness shall have been indefeasibly paid in full, (b) be binding upon Subordinated Creditor, Borrower and their respective successors and assigns, heirs and legatees, and (c) inure to the benefit of the Senior Creditors and their respective successors, transferees, and assigns.  Without limiting the generality of the foregoing subsection (c), any Senior Creditor may, subject to the provisions of the Credit Agreement, assign or otherwise transfer the Senior Indebtedness held by it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Senior Creditor herein or otherwise.

SECTION 16.                          Governing Law; Jurisdiction; Waiver of Jury Trial.

(a)                                  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.

(b)                                 Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the New York State courts or Federal courts of the United States of America located in the City of New York, New York in any action, suit or proceeding arising out of or relating to this Agreement, and each of the parties hereto hereby irrevocably and unconditionally waives (and agrees not to assert) any objection based on forum non conveniens or any other objection to venue therein. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c)                                  EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT.

SECTION 17.                          Execution in Counterparts.  This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date first above written.

SUBORDINATED CREDITOR:	LIBERTY MEDIA CORPORATION, a Delaware corporation

	By:	/s/ Charles Y. Tanabe
	Name:	Charles Y. Tanabe
	Title:	Senior Vice President

BORROWER:	ON COMMAND CORPORATION, a Delaware corporation

	By:	Bernard G. Dvorak
	Name:	Bernard G. Dvorak
	Title:	Senior Vice President, Chief Financial Officer and Treasurer